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                                                                    Exhibit 23.1





CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement
Nos. 333-05951, 333-45729, 333-60231, 333-60233, 333-30154, 333-59644 and
333-72228 of JDA Software Group, Inc. on Form S-8, of our report dated January 21, 2002, appearing in this Annual Report on Form 10-K of JDA Software Group, Inc. for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 29, 2002